SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective prospectus for:

Tax-Exempt California Money Market Fund

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The following information replaces the first paragraph in the "Policies about transactions" section of the fund's prospectus:

The fund is open for business each day the New York Stock Exchange is open. Normally, the fund calculates its share price two times every business day: at 12 p.m. Eastern time and as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).














               Please Retain This Supplement for Future Reference


May 16, 2005
TEC-3600